Exhibit 32
1
Certifications Pursuant to 18 U.S.C. §1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Solely for

the purposes

of complying

with 18

U.S.C. §1350,

as adopted

pursuant to

Section 906

of the

Sarbanes-Oxley Act of
2002,

we,

the

undersigned

Chief

Executive

Officer

and

Chief

Financial

Officer

of

Cal-Maine

Foods,

Inc.

(the

“Company”),
hereby

certify,

based

on

our

knowledge,

that

the

Quarterly

Report

on

Form

10-Q

of

the

Company

for

the

quarter

ended
December 2, 2023 (the “Report”)

fully complies with the requirements

of Section 13(a) or 15(d) of

the Securities Exchange Act
of

1934

and

that

the

information

contained

in

the

Report

fairly

presents,

in

all

material

respects,

the

financial

condition

and
results of operations of the Company.

/s/ Sherman L. Miller
Sherman L. Miller
President and Chief Executive Officer
/s/ Max P. Bowman
Max P. Bowman
Vice President and Chief Financial Officer
Date: January 3, 2024